VOYA PRIME RATE TRUST

(the "Fund")

Supplement dated July 29, 2020

to the Fund's Statement of Additional Information ("SAI")

dated June 30, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Fund's SAI dated June 30, 2020.

On July 9, 2020, the Fund's shareholders elected eight new members to the Board of Trustees (each a "Trustee") ("Board") replacing the then current Board. The new Board members were appointed effective July 14, 2020. Effective July 16, 2020, Peter Borish resigned from the Board. Further information with respect to the new Board members is also included in the sections below.

Effective immediately, the Fund's SAI is revised as follows:

1.The table in the section entitled "Management of the Trust" is deleted and replaced with the following:

	Position(s)	Term of Office	Principal	Number of	Other
Name, Address,				Funds in the	Board
Occupation(s)
	Held with	and Length of		Fund Complex	Positions
and Age			during the Past 5
	the Trust	Time Served1		Overseen by	Held by
Years
				Trustees2	Trustees

Independent Trustees3
Aditya Bindal	Trustee	July 2020 –	Chief Risk Officer,	1	None.
7337 East		Present	Saba Capital
Doubletree Ranch			Management, L.P.,
Road, Suite 100			an investment
Scottsdale, AZ			management firm
85258-2034			(October 2018 –
Age: 44			Present). Formerly,
Chief Risk Officer,
Water Island
Capital, an
investment
management firm
(September 2015 –
September 2018);
and Senior Risk
Manager, Eton Park
Capital
Management, an
investment
management firm
(July 2008 – August
2015).
Karen Caldwell	Trustee	July 2020 –	Chief Financial	1	None.
		Present	Officer, Reform

	Position(s)	Term of Office	Principal	Number of	Other
Name, Address,				Funds in the	Board
Occupation(s)
	Held with	and Length of		Fund Complex	Positions
and Age			during the Past 5
	the Trust	Time Served1		Overseen by	Held by
Years
				Trustees2	Trustees

7337 East			Alliance, a not-for-
Doubletree Ranch			profit (July 2019 –
Road, Suite 100			Present). Formerly,
Scottsdale, AZ			Chief Financial
85258-2034			Officer and
Age: 61			Treasurer, NHP
Foundation, a not-
for-profit (January
2018 – June 2019);
Chief Financial
Officer and
Executive Vice
President, New York
City Housing
Authority (January
2016 – January
2018); and
President of
Hasneatic
Management
Services, Inc., an
investment
management firm
(February 2015 –
October 2016).
Charles Clarvit	Trustee	July 2020 –	Chief Executive	1	Eaton
7337 East		Present	Officer, Clarvit		Vance
Doubletree Ranch			Capital Family		Floating-
Road, Suite 100			Office, LLC, an		Rate
Scottsdale, AZ			investment		Income
85258-2034			management firm		Plus Fund
Age: 63			(October 2015 –		(April 2020
			Present). Formerly,		- Present).
Chief Executive
Officer, Vinci
Partners-USA, an
investment
management firm
(April 2011 – April
2015).
Ketu Desai	Trustee	July 2020 –	Principal, Chief	1	None.
7337 East		Present	Compliance Officer,
Doubletree Ranch			Investment Adviser
Road, Suite 100			Representative and
Scottsdale, AZ			Registered
85258-2034			Investment Advisor,
Age: 38			i-squared Wealth

	Position(s)	Term of Office	Principal	Number of	Other
Name, Address,				Funds in the	Board
Occupation(s)
	Held with	and Length of		Fund Complex	Positions
and Age			during the Past 5
	the Trust	Time Served1		Overseen by	Held by
Years
				Trustees2	Trustees

Management, Inc.,
an investment
management firm
(July 2016 –
Present). Formerly,
Investment Analyst
and Hedge Fund
Allocator,
Lighthouse
Investment
Partners, LLC, an
investment
management firm
(September 2007 –
March 2016).
Kieran Goodwin	Trustee	July 2020 –	Founder, Hidden	1	None.
7337 East		Present	Truth, a mobile
Doubletree Ranch			application (March
Road, Suite 100			2019 – Present).
Scottsdale, AZ			Formerly, Portfolio
85258-2034			Manager, Panning
Age: 50			Capital
Management, LLC,
an investment
management firm
(October 2012 –
February 2019).
Andrew	Chairman and	July 2020 –	Partner, Saba	1	None.
Kellerman	Trustee	Present	Capital
7337 East			Management L.P.,
Doubletree Ranch			an investment
Road, Suite 100			management firm
Scottsdale, AZ			(April 2018 –
85258-2034			Present). Formerly,
Age: 54			Managing Director,
Alex. Brown & Sons,
an investment bank
(November 2017 –
April 2018);
Managing Partner,
Measure 8 Venture,
a private capital
fund (January 2017
– November 2017);
and Managing
Director, Vertical
Knowledge, an open

	Position(s)	Term of Office	Principal	Number of	Other
Name, Address,				Funds in the	Board
Occupation(s)
	Held with	and Length of		Fund Complex	Positions
and Age			during the Past 5
	the Trust	Time Served1		Overseen by	Held by
Years
				Trustees2	Trustees

source data
company (February
2014 – December
2016).
Neal Neilinger	Trustee	July 2020 –	Advisor to the Chief	1	Sabal Palm
7337 East		Present	Executive Officer of		Bank
Doubletree Ranch			Sarasota Private		(August
Road, Suite 100			Trust Company, an		2013 –
Scottsdale, AZ			investment		Present).
85258-2034			management firm
Age: 55			(January 2017 –
Present); Advisor to
the Chairman of the
Board of New York
Private Bank & Trust
(January 2017 –
Present); Vice
Chairman and Chief
Investment Officer,
Aladdin Capital
Management, an
investment
management firm
(December 2008 –
January 2012).

1.The Board has not adopted a formal retirement policy.

2.For the purposes of this table, "Fund Complex" means the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of May 31, 2020. The only fund within the Fund Complex that the Board oversees is the Voya Prime Rate Trust.

3.On July 9, 2020, Peter Borish was elected to the Board of Trustees. Effective July 16, 2020, Mr. Borish resigned from the Board of Trustees.

2.The sub-sections entitled "The Board of Trustees," "The Board Leadership Structure and Related Matters," "Board Committees," "The Board's Risk Oversight Role," "Qualifications of the Trustees," "Independent Trustees," and "Interested Trustee" are deleted and replaced with the following:

The Board of Trustees

The Trust and the Fund are governed by the Board, which oversees the Trust's business and affairs. The Board delegates the day-to-day management of the Trust and the Fund to the Trust's Officers and to various service providers that have been contractually retained to provide such day-to-day services. The service providers that render services to the Trust and the Fund do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee the Trust's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's investment performance and expenses.

The Board Leadership Structure and Related Matters

The Board is comprised of seven (7) members, each of whom are independent or disinterested persons, which means that they are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act ("Independent Trustees").

The Trust is one of 23 registered investment companies (with a total of approximately 139 separate series) in the Voya family of funds. None of the Trustees are members of the Board of Directors or Board of Trustees, as applicable, of any other fund within the Voya family of funds.

One of the Independent Trustees, currently Andrew Kellerman, serves as the Chairperson of the Board. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Kellerman does not hold a position with any firm that is a sponsor of the Trust. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board and any committee thereof will conduct regular meetings throughout the year by telephone, video-conference or in person, and may also hold special meetings from time to time to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Audit Committee

Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust's audit, the Trust's financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, reports under the Trust's whistleblower procedures, the services rendered by various service providers, and other matters; and (iii) overseeing the implementation of the Trust's valuation procedures and the fair value determinations made with respect to securities held by the Trust for which market value quotations are not readily available.

The Audit Committee currently consists of seven (7) Independent Trustees, each member also serving on the Board. Ms. Caldwell currently serves as the Chairperson of the Audit Committee. The following members of the Audit Committee have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002: Aditya Bindal, Karen Caldwell, Kieran Goodwin, Andrew Kellerman, and Neil Neilinger. The Audit Committee will generally meet at least one (1) time per year by telephone, videoconference or in person, and may hold special meetings from time to time to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee under the previous board held six (6) meetings during the fiscal year ended February 29, 2020.

The Board's Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Trust is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with, and as part of, its oversight responsibility. The Board performs this risk management oversight function directly and, with respect to audit matters, through its Audit Committee. The following description provides an overview of many, but not all, aspects of the Board's oversight of risk management for the Fund.

The Board, working with management personnel and other service providers, endeavors to identify the primary risks that confront the Fund. In general, these risks may include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; (ix) the risk of conflicts of interest affecting Voya affiliates in managing the Fund; and (x) cybersecurity risks. The Fund has in place and the Board periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, many service providers to the Fund have adopted their own policies, procedures, and controls designed to address particular risks to the Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board of regular and special reports, presentations and other information from Officers of the Trust, including the CCOs for the Trust and the Adviser and the Trust's Chief Investment Risk Officer ("CIRO"), and from other service providers. The CIRO oversees an Investment Risk Department ("IRD") that provides an additional source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by the Fund's portfolio managers. Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.

The Qualifications of the Trustees

The Board believes that each of its Trustees is qualified to serve as a Trustee of the Trust based on its review of the experience, qualifications, attributes, and skills of each Trustee. The Board bases this conclusion on its consideration of various criteria, no one of which is controlling. Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Trustee's duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; educational background and professional training; and prior experience serving on the Board of other investment companies.

Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board's belief that the Trustee should serve in this capacity is provided in the table above that provides information about each Trustee. That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five (5) years and certain directorships held during the past five (5) years. Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust's business and structure.

Independent Trustees

Aditya Bindal has been a Trustee of the Trust since 2020. Mr. Bindal has served as Chief Risk Officer of Saba Capital Management, L.P. ("Saba") since 2018, prior to which he served as Chief Risk Officer at Water Island Capital ("Water Island"), an event-driven investment firm with over $2.5 billion in assets under management ("AUM") in registered mutual funds, from 2015 to 2018. Prior to joining Water Island, from 2008 until 2015, Mr. Bindal served as Senior Risk Manager at Eton Park Capital Management, an investment firm with, at one point, over $14 billion in AUM. Mr. Bindal began his career in 2005 at Bear Stearns as a risk associate and subsequently traded credit derivatives for the proprietary desk. Mr. Bindal received a Bachelor's of Technology from Indian Institute of Technology, Kharagpur in India, a Master's Degree from Purdue University and a Doctor of Philosophy in Chemical Engineering from Rutgers University.

Karen Caldwell has been a Trustee of the Trust since 2020. Ms. Caldwell has also served as Chairperson of the Audit Committee since July 2020. Ms. Caldwell has served as the Chief Financial Officer of Reform Alliance since 2019. Previously, Ms. Caldwell served as the Chief Financial Officer and Treasurer of the NHP Foundation, a not for profit dedicated to increasing housing affordability, from 2018 to 2019. From 2016 to 2018, Ms. Caldwell served as the Chief Financial Officer and Executive Vice President of the New York City Housing Authority. Prior to such position, she served as the president of Hanseatic Management Services, Inc., an asset management company, from 2015 to 2016. Prior to Hanseatic, Ms. Caldwell served as a managing director of Alternative Investments at Amundi Investments, LLC, an investment advisement firm, from 2008 to 2014. From 1994 until 2008, Ms. Caldwell served as the Group Senior Vice President and Co-Head of Rates and Portfolio Management of ABN AMRO/LaSalle Bank Corporation Treasury. Ms. Caldwell also served as the Vice President of Foreign Exchange Trading and Sales at JPMorgan Chase from 1982 until 1994. Ms. Caldwell served as a member of the board of directors and on the Audit Committee of the Chicago Housing Authority from 2014 until 2015. Ms. Caldwell earned a Bachelor of Science in Accounting from Florida A&M University, and a Master of Business Administration in Finance & Marketing from Northwestern University, Kellogg School of Management. Ms. Caldwell successfully completed the Certified Public Accountant exam in Illinois in 1982.

Charles I. Clarvit has been a Trustee of the Trust since 2020. Mr. Clarvit has served as Chief Executive Officer of Clarvit Capital Family Office, LLC, an investment firm, since 2015. Previously, he served as Chief Executive Officer of Vinci Partners-US, an asset and wealth management firm headquartered in Brazil, where he worked from 2011 until 2015. From 2007 to 2011, Mr. Clarvit served as a Managing Director and the Co-Head of BlackRock Alternative Advisors ("BAA"), the firm's fund-of-funds platform. During his tenure at BAA, Mr. Clarvit held significant portfolio management responsibilities and oversaw marketing strategy and client service for the fund-of-funds business on the BAA platform. Mr. Clarvit joined BAA following the acquisition of the fund-of-funds business of Quellos Group, LLC, where he served as a Principal from 1998 to 2007, creating one of the largest fund-of-funds platforms in the world at the time of acquisition. At Quellos, Mr. Clarvit oversaw the Quellos Client Group and held significant portfolio management responsibilities. From 1985 to 1998, Mr. Clarvit was a Managing Director with CIBC Oppenheimer & Co., responsible for alternative investment strategies and private equity advisory services for U.S. pensions, endowments, offshore institutions and high net worth families. From 1978 to 1985 he was a Manager at IBM Corporation in a system engineer and marketing capacity. Since 2020, Mr. Clarvit has served as a member of the Board of Trustees of Eaton Vance Floating-Rate Income Plus Fund. Mr. Clarvit has served on the Advisory Board of Bridge Point Capital, a private equity firm based in New York City that specializes in U.S./China cross-border healthcare investments, since 2019. Mr. Clarvit also serves on the Johns Hopkins University Board of Trustees and on the Johns Hopkins Center for Financial Economics Advisory Boards and the Johns Hopkins Innovation and Entrepreneurship Advisory Board. Mr. Clarvit earned a Bachelor of Arts in Social and Behavioral Sciences with a concentration in economics and statistics from Johns Hopkins University in 1978.

Ketu Desai has been a Trustee of the Trust since 2020 Mr. Desai has served as the founding partner and Principal of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016. Previously, he served as Investment Analyst at Lighthouse Investment Partners, LLC ("Lighthouse"), a global investment firm, from 2007 until 2016. Based out of Lighthouse's NYC office, Mr. Desai helped manage Lighthouse's credit funds, including the Lighthouse Credit Opportunities Fund and Lighthouse Credit Compass. At Lighthouse, Mr. Desai was also a member of the firm's Relative Value committee, responsible for portfolio allocation decisions and risk management of fixed income, credit, event-driven, mortgage, and distressed strategies. Prior to joining Lighthouse, Mr. Desai served as a M&A Investment Banking Analyst at Credit Suisse AG. Mr. Desai earned a Bachelor of Arts in Economics from Stony Brook University, and a Master's in Economics from New York University. Mr. Desai has also received a Master of Business Administration from New York University Stern School of Business in Finance, Financial Instruments and Markets, and Entrepreneurship and Innovation.

Kieran Goodwin has been a Trustee of the Trust since 2020. Mr. Goodwin is the founder of Hidden Truth, a mobile application game. Previously, he served as the co-founder and Portfolio Manager of Panning Capital Management, LLC, ("Panning") a hedge fund with, at one point, $2.5 billion AUM, from 2012 to 2019. Prior to Panning, from 2004 to 2010, Mr. Goodwin served as partner and Head of Trading of King Street Capital Management, an investment management firm. From 2002 to 2004, Mr. Goodwin served as a Managing Director in UBS Principal Finance ("UBS"). Prior to UBS, Mr. Goodwin was a Managing Director in Fixed Income at Merrill Lynch and from 1991 until 1997 he was a trader in interest rate and credit derivatives at Smith Barney, Citigroup and Salomon Brothers. Mr. Goodwin earned a Bachelor of Arts in Computer Science from Duke University in 1991.

Andrew Kellerman has been a Trustee of the Trust since 2020. Mr. Kellerman has also served as Chairperson of the Trust since July 2020. Mr. Kellerman has served as Partner and Head of Business Development of Saba since 2018. Prior to joining Saba, Mr. Kellerman served as a Managing Director and Head of Distribution for the Private Institutional Client group within Alex. Brown & Sons ("Alex. Brown") where he was responsible for placement of boutique funds and private direct investments from 2017 to 2018. Prior to Alex. Brown, Mr. Kellerman served as a Managing Partner of Measure 8 Venture Partners, a diversified private capital fund focused on opportunities in emerging industries, from January 2017 to November 2017. Previously, Mr. Kellerman served as a Managing Director and Head of Business Development with Vertical Knowledge supplying open source data and analytics for the defense, financial services, and commercial markets from 2014-2016. Prior to joining Vertical Knowledge, Mr. Kellerman was employed with Deutsche Bank from 2002 through 2014, where he served as a Managing Director in Credit Derivatives from 2002-2006; U.S. Head of Synthetic CDO Sales from 2006-2009; and Head of Hedge Fund Credit Sales from 2009 through 2014. Mr. Kellerman's additional experience includes FleetBoston Financial in Singapore where he was a Director in Asia Structured Finance, Presidio Capital also in Singapore where he served as Director in Structured Finance and First National Bank of Chicago where he served as VP, Head of EM Options Trading. Mr. Kellerman holds a Bachelor of Science in International Relations from Syracuse University.

Neil Neilinger has been a Trustee of the Trust since 2020. Mr. Neilinger has served as advisor to the CEO of Sarasota Private Trust Company ("SPTC") and an advisor to the Chairman of New York Private Bank & Trust, both since 2017. He is responsible for new business development for both SPTC and all divisions and affiliates of Emigrant Bank. Prior to joining New York Private Bank & Trust in 2017, Mr. Neilinger managed a personal portfolio of private equity investments, prior to which he served as Vice Chairman and Chief Investment Officer of Aladdin Capital Management, a $20 billion alternative funds manager based in Stamford, CT, from 2008 to 2012. In 2008 Mr. Neilinger served as a Managing Director of Crédit Agricole Corporate and Investment Bank. Mr. Neilinger has held senior roles in the global financial markets spanning the last 30 years. He began his career in 1986 at Bear Stearns & Co. where he served as Vice President until 1990. In 1990 Mr. Neilinger joined Lehman Brothers based in London, where he served as an Executive Director until 1997 and was responsible for the trading of all credit including credit derivatives products throughout Europe. In 1997, Mr. Neilinger joined Deutsche Bank as a Managing Director and an Operating Committee Member of their investment bank responsible for the global trading of credit, serving in such role until 1999. In 2000, Mr. Neilinger joined Dresdner Bank ("Dresdner") as Deputy Head of the New York office and later Head of their European Corporate Debt Syndicate serving at Dresdner until 2005. Mr. Neilinger has served on the Board of Directors of Sabal Palm Bank in Sarasota, Florida since 2013, where he is the Chairman of the Executive Committee. Mr. Neilinger graduated from Bates College with a Bachelor of Arts in Political Science and Government.

3.The sub-sections entitled "Trustee Ownership of Securities," and "Trustees' Fund Equity Ownership Positions" are deleted and replaced with the following:

Trustee Ownership of Securities

The Board has not adopted a policy with respect to the beneficial ownership of securities of the Fund.

Trustees' Fund Equity Ownership Positions

The following table sets forth information regarding each Trustee's beneficial ownership of equity securities of the Fund and the aggregate holdings of shares of equity securities of all the funds in the Fund Complex for the calendar year ended December 31, 2019. Because the current members of the Board were not members of the Board for the calendar year ended December 31, 2019, there is no information to report.

Fund	Aditya	Karen	Charles		Ketu	Kieran	Andrew	Neal
	Bindal	Caldwell	Clarvit		Desai	Goodwin	Kellerman	Neilinger

Voya Prime	None	None	None		None	None	None	None
Rate Trust

Aggregate	None	None	None		None	None	None	None
Dollar
Range of
Equity
Securities in
All
Registered
Investment
Companies
Overseen by
Trustee in
9

Fund	Aditya	Karen	Charles	Ketu	Kieran	Andrew	Neal
	Bindal	Caldwell	Clarvit	Desai	Goodwin	Kellerman	Neilinger

the Voya family of funds

4.The sub-section entitled "Independent Trustee Ownership of Securities of the Adviser, Underwriter, and their Affiliates" is deleted and replaced with the following:

Independent Trustee Ownership of Securities of the Adviser, Underwriter, and their Affiliates

The following table sets forth information regarding each Independent Trustee's (and his/her immediate family members) share ownership, beneficially or of record, in securities of the Fund's Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or Principal Underwriter of the Fund (not including registered investment companies) as of December 31, 2019. Because the current members of the Board were not members of the Board for the calendar year ended December 31, 2019, there is no information to report.

	Name of			Value of	Percentage
Name of Trustee	Owners and	Company	Title of Class
	Relationship			Securities	of Class

to Trustee
Aditya Bindal	N/A	N/A	N/A	N/A	N/A
Karen Caldwell	N/A	N/A	N/A	N/A	N/A
Charles Clarvit	N/A	N/A	N/A	N/A	N/A
Ketu Desai	N/A	N/A	N/A	N/A	N/A
Kieran Goodwin	N/A	N/A	N/A	N/A	N/A
Andrew Kellerman	N/A	N/A	N/A	N/A	N/A
Neal Neilinger	N/A	N/A	N/A	N/A	N/A

5.The sub-sections entitled "Trustee Compensation" and "Future Compensation Payment" are deleted and replaced with the following:

Trustee Compensation

The following information applies only to those Trustees appointed on July 14, 2020:

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services according to a fee schedule adopted by the Board. The fee schedule provides for a fee of $15,000 per annum, payable quarterly in arrears, and an additional payment of $7500 to the Audit Committee chair. As of the date hereof, no compensation has been paid to any Trustee.

The following information applies only to those Trustees that were appointed prior to July 14, 2020: Each Trustee was reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee was compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may have from time to time designated other meetings as subject to compensation.

The Fund paid each Trustee who was not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $250,000; (ii) Ms. Baldwin, as the Chairperson of the Board, received an additional annual retainer of $100,000; (iii) Mses. Chadwick and Pressler and Messrs. Boyer, Gavin, Obermeyer, and Sullivan, as the Chairpersons of Committees of the Board, each received an additional annual retainer of $30,000, $65,000, $30,000, $30,000, $30,000 and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may have from time to time designated other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

The pro rata share paid by the Fund was based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliate for which the Trustees served in common as Trustees.

Future Compensation Payment

The following information applies only to those Trustees that were appointed prior to July 14, 2020: Certain future payment arrangements apply to certain Trustees. More particularly, each non-interested Trustee, with the exception of Messrs. Jones and Obermeyer, who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment ("Future Payment"), if such Trustee: (i) retires in accordance with the Board's retirement policy; (ii) dies; or (iii) becomes disabled. The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee's estate, in an amount equal to two

(2)times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007. The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee's retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability. Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

6.The first paragraph of the sub-section entitled "Compensation Table" is deleted and replaced with the following:

The following table sets forth information provided by the Fund's Adviser regarding compensation by the Fund and other funds managed by the Adviser and its affiliates paid to the Trustees appointed prior to July 14, 2020 for the fiscal year ended February 29, 2020. Because the Trustees appointed on July 14, 2020 were not appointed prior to February 29, 2020, no compensation was paid to these Trustees. The fee schedule adopted by the Board provides for a fee of $15,000 per annum, payable quarterly in arrears, and an additional payment of $7500 to the Audit Committee chair. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by the Adviser or its affiliates.

7.The sub-section entitled "Other Service Providers - Legal Counsel" is hereby deleted and replaced with the following:

Legal Counsel

Legal matters for the Fund are passed upon by Schulte Roth & Zabel LLP, 901 15th St NW, Suite 800, Washington, DC 20005.